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                                                                   EXHIBIT 10.32


                              ILEX ONCOLOGY, INC.

               Warrant for the purchase of shares of Common Stock

                              September ___, 1995

                                                                  170,000 Shares

FOR $50.00 RECEIVED, ILEX Oncology, Inc., a Delaware corporation (the "Company"), hereby certifies that VECTOR SECURITIES INTERNATIONAL, INC., or assigns thereof, is entitled to purchase from the Company, at any time prior to 5:00 P.M., New York City time, on that date which is five (5) years from the date hereof, 170,000 fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company upon payment of the purchase price of $2.00 per share. (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor is referred to as the "Common Stock," (ii) the share of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, all identical warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such other warrants are referred to as the "warrants" and (vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants are referred to as the "Holders"). The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1.       Exercise of Warrant.

         This Warrant may be exercised, in whole at any time or in part from time to time, prior to its expiration as set forth above by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9 hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by cashier's check or by wire transfer of funds. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will
         (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be
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         entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2.       Reservation of Warrant Shares Listing.

         The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and (b) if the Company has affected a public offering of its Common Stock pursuant to a registration statement declared effective under the Securities Act of 1933, as amended, and is subject to the periodic reporting requirements of Section 12 or Section 15 of the Securities Exchange Act of 1934, as amended, keep the shares of the Common Stock receivable upon the exercise of this Warrant available for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") Official System (or other national securities exchange upon which the Common Stock is listed) upon notice of issuance.

3.       Protection Against Dilution.

         (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock,
                 (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder of any Warrant upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned had he exercised the Warrant immediately prior to such event An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(a), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such





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                 adjustment) shall determine the allocation of the adjusted Per
                 Share Warrant Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

         (b) In case of any capital reorganization or reclassification, the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization or reclassification had this Warrant been exercised immediately prior to the effective date of such reorganization or reclassification and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities or, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant. The above provisions of this Subsection 3(b) shall similarly apply to successive reorganizations or reclassifications. The issuer of any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization or reclassification and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 15 days prior to such event.

                 This Warrant shall expire upon any consolidation or merger to which the Company is a party or upon any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, other than a consolidation merger, sale or conveyance in which the Company is the continuing corporation or in the case of any statutory exchange or securities with another corporation (excluding any exchange effected in connection with a merger of a third corporation into the Company). Notice of any such consolidation, merger, sale, conveyance or statutory exchange, and of the expiration of this Warrant, shall be mailed to the Holders of the Warrants not less than 15 days prior to such event.

         (c) No adjustment in the Per Share Warrant Price shall be required in the case of the issuance of shares under or grant by the Company of options to employees, officers, directors, advisors or consultants under any stock option plan or arrangement of the Company, or the issuance of any and all shares of Common Stock upon exercise of such options or upon the issuance of shares under any options, warrants, or convertible securities outstanding as of the date hereof.





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         (d)     No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.25 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(d) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this
                 Section 3 shall be made to the nearest cent or to the nearest share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

         (e) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly provide a certificate of the chief financial officer of the Company setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

         (f) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.       Fully Paid Stock; Taxes.

         The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal





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         and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.       Registration Rights.

         The Holder of this Warrant and/or Warrant Shares shall have certain registration and other rights as set forth in the Registration Rights Agreement (the "Agreement") dated as of September ___, 1995, which is attached hereto as Appendix A. This Warrant is referred to in the Agreement as the Vector Warrants.

6.       Loss, etc., of Warrant.

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

7.       Warrant Holder Not Shareholders.

         Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

8.       Amendment.

         These Warrants may be amended by mutual agreement of the Company and the Holders of a majority of the then outstanding Warrants.

9.       Communication.

         No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed as set forth below.

                 If to the Company:        ILEX Oncology, Inc.
                                           14785 Omicron Drive
                                           San Antonio, TX 78245-3217
                                           Attn:  Corporate Secretary

         or such other address as the Company has designated in writing to the Holder.





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                 If to the Holder:         Vector Securities International, Inc.
                                           1751 Lake Cook Road, Suite 350
                                           Deerfield, Illinois 60015

         or such other address as the Holder has designated in writing to the Company.

10.      Headings.

         The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11.      Applicable Law.

         This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, ILEX Oncology, Inc. has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this _____ day of September, 1995.






                                                   /s/ RICHARD L. LOVE
                                                   ----------------------------
                                                   Richard L. Love
                                                   President

ATTEST:



/s/ SHARON MORINO
-----------------------------------------------

/s/ SHARON MORINO          Corporate Secretary
--------------------------

[Corporate Seal]





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                                  SUBSCRIPTION



The undersigned, ____________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ____________ shares of the Common Stock of ILEX Oncology, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.




Dated:                                  Signature:
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                                        Address:
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                                   ASSIGNMENT



FOR VALUE RECEIVED ____________________ hereby sells, assigns and transfers unto _____________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_________________________ _________, attorney, to transfer said Warrant on the books of ILEX Oncology, Inc.



Dated:                                  Signature:
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                                        Address:
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                               PARTIAL ASSIGNMENT


FOR VALUE RECEIVED _______________________ hereby assigns and transfers unto _________________________________ the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ______________________________, attorney, to transfer that part of said Warrant on the books of ILEX Oncology, Inc.



Dated:                                  Signature:
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                                        Address:
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